Phosphate Primer and Market Outlook
Recalibration of the Phosphate Market
Dr. Michael R. Rahm
Vice President
Market Analysis and Strategic Planning
19   Annual Citi Chemicals Conference
New York, NY
December 3, 2008
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Exhibit 99.2

19    Annual Citi Chemicals Conference December 3, 2008
th
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material,  energy and transportation markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks; changes in governmental  policy, changes in environmental and other governmental regulation; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation and other environmental regulation differing from management’s current estimates; accidents and other disruptions involving our operations, including brine inflows at our Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

19    Annual Citi Chemicals Conference December 3, 2008
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Topics
Phosphate Primer
Crop nutrient and phosphate market overviews
Key or unique features of the phosphate market
Recalibration of the Phosphate Market
The “Perfect Storm”
Global financial crisis
Collapse of raw materials costs
Large distribution pipeline stocks
Late North American fall application season
Stronger US$
Lower Chinese export tax Dec 1-Jan 31
Consequences
Where is the Phosphate Market Headed from Here?

19    Annual Citi Chemicals Conference December 3, 2008
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Crop nutrients are plant food
16 chemical elements are required for plant growth
Limiting factor principle
Crop nutrient overview
Macro Micro
Ca    Calcium
Mg   Magnesium
S      Sulfur
Secondary
Zn   Zinc
Mn  Manganese
Fe    Iron
Cu   Copper
Mo   Molybdenum
B     Boron
Cl    Chlorine
N   Nitrogen
P   Phosphate
K   Potassium
Primary
C   Carbon
H   Hydrogen
O   Oxygen

19    Annual Citi Chemicals Conference December 3, 2008
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Each nutrient market is a separate and unique market
Common demand drivers – derived demand
Significantly different supply drivers
Natural resources/raw materials
Location of resources
Technological processes
Market characteristics
Global
Commodity based
Cyclical
Crop nutrient overview
World Nutrient and Grain Trade in 2007
(Million Metric Tonnes)
Exports as a
World Use Total Exports Percent of Use
Coarse Grain 1,066.3 123.3 11.6
Wheat 615.4 114.8 18.7
Rice 422.7 30.4 7.2
Total Grain 2,104.4 268.5 12.8
Nitrogen (N) 100.0 42.8 42.8
Phosphate (P
2
O
5
)
40.1
15.2 37.9
Potash (K
2
O)
29.3
22.7 77.5
Total Nutrients 169.4 80.7 47.6
Sources: USDA, World Agricultural Supply and Demand Estimates (October 2008),
International Fertilizer Industry Association (IFA) and Mosaic

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19    Annual Citi Chemicals Conference December 3, 2008
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Natural resources/raw materials required for production
Phosphate rock (mineral ore)
Sulphur
Ammonia
Energy intensive production
Main products
Diammonium phosphate (DAP – 18-46-0)
Monoammonium phosphate (MAP – 11-52-0)
Triple superphosphate (TSP – 0-46-0)
Single superphosphate (SSP -- 0-22-0)
Leading producers:  China, USA, Morocco/North Africa, Russia, Mideast
Global use 2007/08: ~ 40 million tonnes P
2
O

Phosphate market overview

19    Annual Citi Chemicals Conference December 3, 2008
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A processing margin –
a phosphate stripping
margin?
Soybean processor crushing
margin
Refiner cracking
margin
Non-integrated production
Operations that buy rock, sulphur and ammonia or acid and ammonia
Account for about one-third of finished phosphate production
Typically high cost producers
Price drivers
Rock and acid prices paid by non-integrated producers
Energy, sulphur and ammonia costs (cost push drivers)
Agricultural commodity prices (demand pull drivers)
“It’s the Rock”
Key or unique features of the phosphate market

19    Annual Citi Chemicals Conference December 3, 2008
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Long and large supply chain or distribution pipeline
Production
Located near rock or sulphur and ammonia
Operates 24-7-365
Farm application
One or two short application windows
Post-harvest (~ 40% in the United States)
Pre-plant/side dress (~ 60% in the United States)
Pipeline flow
Regular flow required to:
Have product in place when farmers want to apply it
Keep mines and plants running 24-7-365
Flow impacted by:
Supply/demand changes
Price expectations
Weather
Key or unique features of the phosphate market

19    Annual Citi Chemicals Conference December 3, 2008
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Topics
Phosphate Primer
Crop nutrient and phosphate market overviews
Key/unique features of the phosphate market
Recalibration of the Phosphate Market
The “Perfect Storm”
Global financial crisis
Collapse of raw materials costs
Large distribution pipeline stocks
Late North American fall application season
Stronger US$
Lower Chinese export tax Dec 1-Jan 31
Consequences
Where is the Phosphate Market Headed from Here?

19    Annual Citi Chemicals Conference December 3, 2008
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Recalibration of the phosphate market
Diammonium Phosphate Prices
DAP Prices
Central Florida Rail
100
200
300
400
500
600
700
800
900
1000
1100
00 01 02 03 04 05 06 07 08 09
$ ST
Source: Green Markets
DAP Prices
fob Tampa Vessel
100
200
300
400
500
600
700
800
900
1000
1100
1200
1300
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon

19    Annual Citi Chemicals Conference December 3, 2008
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The “Perfect Storm”
Impact of the global financial crisis
Credit constraints limit sales in some regions
Commodity sell-off erodes farm economics and nutrient demand
A rush to liquidity
The linkage to oil
Slow down in world economic growth
Impact on grain and oilseed demand
Impact on energy demand and prices
-
Lower corn prices
-
Lower biofuels prices
-
Lower operating and raw materials costs
-
Lower freight rates

19    Annual Citi Chemicals Conference December 3, 2008
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Credit constraints limit sales in some regions
Brazil
2008 fertilizer sales forecasts lowered from ~26 to ~22 million tonnes
2008 fertilizer sales decline 10% from 24.6 million tonnes in 2007
2009 prospects flat based on today’s farm economics
Brazil Monthly Fertilizer Shipments
0
500
1000
1500
2000
2500
3000
3500
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 mt
2007 2008 Source: ANDA
Brazil Fertilizer Shipments
0
5
10
15
20
25
30
92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E09F
MMT
Source: ANDA

19    Annual Citi Chemicals Conference December 3, 2008
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Commodity sell-off erodes farm economics
and nutrient demand
Agricultural commodity sell-off
A rush to liquidity
The linkage to oil
2009 New Crop Prices
Daily Close of New Crop Options Jan 1 to Nov 26
2
4
6
8
10
12
14
16
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov
$ BU
Dec 09 Corn Nov 09 Soybeans Jul 09 Wheat
Source: CBOT and KCBOT

19    Annual Citi Chemicals Conference December 3, 2008
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Commodity sell-off erodes farm economics
and nutrient demand
The linkage to oil:  the case of corn
Corn demand for U.S. ethanol production sets market price
Key drivers of corn prices are the price of oil and exchange rates
Strong growth & weak dollar cause oil prices to increase (and vice -versa)
Higher oil prices boosts U.S. ethanol economics/production (and vice-versa)
Higher ethanol production increases corn demand (and vice versa)
Higher corn demand increases crop nutrient demand (and vice versa)
Traditional drivers do not matter (very much)
Weather
Population growth
Per capital income growth
Assessment
All drivers matter
Agricultural fundamentals continue to look rock solid

19    Annual Citi Chemicals Conference December 3, 2008
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The linkage to oil:  the case of corn
WTI Crude Oil vs. Corn Nearby Futures Prices - 2008
y = 0.0382x + 1.413
R
2
= 0.8708
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
40 60 80 100 120 140 160
$ BBL
Source: NYMEX and CBOT

19    Annual Citi Chemicals Conference December 3, 2008
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Commodity sell-off erodes farm economics
and nutrient demand
Key Price Assumptions
$ bu 2007    2008     2009
Corn                          $7.20    $7.52    $6.73
Soybeans                $16.28  $16.10  $15.15
Note:   Assumes 2007 crop was sold at the nearby price
on July 1 and the 2008 and 2009 crops were sold at the
new crop prices on July 1
2009 Key Cost Assumptions
Diesel ($ gal) $ 4.00
Seed 3x Stack ($ bag) $  300
Crop Nutrients ($ ton)
Ammonia $  975
DAP $1185
MOP $  885
Farm Economics Estimates – July 1, 2008
Variable Cost for a U.S. Midwest High Yield Farm Operation
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
2003 2004 2005 2006 2007 2008 2009
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn
RAVC for a U.S. Midwest High Yield Farm Operation
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2003 2004 2005 2006 2007 2008 2009
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn

19    Annual Citi Chemicals Conference December 3, 2008
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Commodity sell-off erodes farm economics
and nutrient demand
Farm Economics Estimates – December 1, 2008
Variable Cost for a U.S. Midwest High Yield Farm Operation
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
2003 2004 2005 2006 2007 2008 2009
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn
RAVC for a U.S. Midwest High Yield Farm Operation
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2003 2004 2005 2006 2007 2008 2009
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn
2009 Key Cost Assumptions
Diesel ($ gal) $ 3.00
Seed 3x Stack ($ bag) $  300
Crop Nutrients ($ ton)
Ammonia $  565
DAP $  600
MOP $  860
Key Price Assumptions
$ bu 2007    2008     2009
Corn                          $5.02    $3.47    $4.43
Soybeans                $12.10    $8.60    $8.85
Note:   Assumes the 2007 crop was sold at the average
price received by Iowa farmers for the last six months of
the crop year and the 2008 and 2009 crops were sold at
the new crop prices on November 26

19    Annual Citi Chemicals Conference December 3, 2008
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Commodity sell-off erodes farm economics
and nutrient demand
World Phosphate Use
27.5
30.0
32.5
35.0
37.5
40.0
42.5
45.0
95 96 97 98 99 00 01 02 03 04 05 06 07E 08E 09F
Source:  IFA November 2008
MMT
P
2
O
5
World Phosphate Use
27.5
30.0
32.5
35.0
37.5
40.0
42.5
45.0
95 96 97 98 99 00 01 02 03 04 05 06 07E 08E 09F
Source:  IFA May 2008
MMT
P
2
O
5

19    Annual Citi Chemicals Conference December 3, 2008
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Collapse of raw materials costs
Sulphur Prices
c&f India
0
100
200
300
400
500
600
700
800
900
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
Ammonia Prices
fob Yuzhnyy
0
100
200
300
400
500
600
700
800
900
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon

19    Annual Citi Chemicals Conference December 3, 2008
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Large distribution pipeline stocks
U.S. DAP/MAP Shipments vs. Use
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Source:  AAPFCO, TFI and Mosaic
Mil Tons P2O5
6.00
6.25
6.50
6.75
7.00
7.25
7.50
7.75
8.00
Mil Tons
Phosphate Use DAP/MAP Shipments Estimated DAP/MAP Use

19    Annual Citi Chemicals Conference December 3, 2008
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Late North American fall application season
U.S. Corn Harvest Progress
0
10
20
30
40
50
60
70
80
90
100
21 28 05 12 19 26 02 09 16 23
Report Week Ending (Sunday)
2008 2007 Avg. 2003-07
Sep Oct Nov

19    Annual Citi Chemicals Conference December 3, 2008
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Lower Chinese export tax Dec 1-Jan 31
Announced on November 13
Applies to 373 different products or commodities
Designed to stimulate domestic economy
Valid from December 1, 2008 to December 31, 2009
Phosphate export duties:
10% during low season and 110% during high season
DAP/MAP low season: Dec 08-Jan 09, Jun-Jul, Nov-Dec
DAP/MAP high season: Feb-May, Aug-Oct
DAP reference price: RMB4.0 per kg or about US$585 per tonne
MAP reference price: RMB3.7 per kg or about US$540 per tonne
If the export price is higher than the reference price during the low season, then export duty = (1.1-reference price/export price)*100
1.5-million-tonne export quota on phosphate rock

19    Annual Citi Chemicals Conference December 3, 2008
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Consequences
Customers step out of the market due to expectations of
lower prices
Producers curtail production in response to stock builds
Large inventory risk exposure along the entire supply chain
A “Perfect Storm” of another kind during the spring of 2009?

19    Annual Citi Chemicals Conference December 3, 2008
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Customers step out of the market
U.S. DAP and MAP Domestic Shipments
0
100
200
300
400
500
600
700
800
900
1000
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (2003/04-2007/08) 08/09 Actual/Forecast 3-Yr Avg
Source: TFI and Mosaic
YTD (Jul-Oct) DAP/MAP domestic shipments
are down 35% from high levels a year ago.
We project that shipments will drop more than
40% during the first six months of the fertilizer
year and end the year down 22%.
U.S. DAP and MAP Exports
0
200
400
600
800
1000
1200
1400
JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN
MIN MAX Range (2003/04-2007/08) 08/09 Actual/Forecast 3-Yr Avg
Source: TFI and Mosaic
YTD (Jul-Oct) DAP/MAP exports are up 4%
from a year ago but exports tailed off in
October and are projected to drop 17% by the
end of December and then end the fertilizer
year down 9%.

19    Annual Citi Chemicals Conference December 3, 2008
th
Topics
Phosphate Primer
Crop nutrient and phosphate market overviews
Key or unique features of the phosphate market
Recalibration of the Phosphate Market
The “Perfect Storm”
Global financial crisis
Collapse of raw materials costs
Large distribution pipeline stocks
Late North American fall application season
Stronger US$
Lower Chinese export tax Dec 1-Jan 31
Consequences
Where is the Phosphate Market Headed from Here?

19    Annual Citi Chemicals Conference December 3, 2008
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Factors to Watch
Agricultural commodity prices
Oil prices
Value of U.S. dollar
Traditional drivers
U.S. fall/Brazil spring application season
There was one
Drawdown of the distribution pipeline
Energy and raw materials costs
Quick move to “new equilibrium” is positive
What will 2009 bring?
(e.g. ammonia)
China – still a wild card

19    Annual Citi Chemicals Conference December 3, 2008
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Another bumper crop is required in 2009
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09E 09/10
L
09/10
M
09/10
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 09/10 estimates)

19    Annual Citi Chemicals Conference December 3, 2008
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China – still a wildcard
China Monthly DAP and MAP Exports
0
100
200
300
400
500
600
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 MT
2007 2008
Source: China Customs
China DAP/MAP Phosphate Exports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Source:  IFA and Mosaic
MMT
DAP MAP

19    Annual Citi Chemicals Conference December 3, 2008
th
Phosphate Primer and Market Outlook
Recalibration of the Phosphate Market
Dr. Michael R. Rahm
Vice President
Market Analysis and Strategic Planning
19   Annual Citi Chemicals Conference
New York, NY
December 3, 2008
Thank You!
th